Exhibit 10.19

LOAN AGREEMENT

Between

SUSHI GINZA ONODERA, INC.

(Hereinafter referred to as “Borrower”)

And

ONODERA GROUP CO., LTD.

(Hereinafter referred to as “Lender”)

This loan agreement (hereinafter referred to as “this agreement) is established between the following parties:

Between

SUSHI GINZA ONODERA, INC. (Borrower)

Address : 609 N LA CIENEGA BLVD W HOLLYWOOD, CA 90069

EIN code: 93-2631297

Representative: KEIICHI YAMAMOTO	Position: Executive Vice President

And

ONODERA GROUP CO., LTD (Lender)

Address: 1-1-3 Otemachi Chiyoda-ku, Tokyo 100-0004, Japan

EIN code: 8010001179437

Representative: HIROSHI ONODERA	Position: President

Mutually agree to sign a loan agreement as follows:

Article 1: Loan value

1.1. Value of loan: The lender agrees to lend to the borrower a total of JPY10,000,000 (Ten million Japanese Yen).

1.2. Type of currency: JPY (Japanese Yen)

1.3. This agreement takes effect from the date the borrower receives the loan amount.

Article 2: Term of principal payment

The payment period of this loan shall be one year from the date of loan, and the amount including the principal and interest shall be repaid in a lump sum at the expiration of the period.

Article 3: Interest rate

The interest rate of the loan shall be 0.5% per annum from the commencement date of this Agreement, and it shall be repaid by adding it to the principal when the loan is repaid.

Article 4: Methods of transaction

The lender will transfer the amount of the loan under article 1 to the borrower’s bank account as follows.

Bank name	Citi Bank New York Branch
Address	660 Fifth Avenue New York, NY 10103
Account number	6881742836 (ABA21000089)
SWIFT/BIC	CITIUS33
Account name	SUSHI GINZA ONODERA, INC.

Article 5: Terms of dispute

In case of any dispute between the two parties related to this agreement, it will be complied with the arbitral award at the place where the lender is attached.

In witness whereof, this Agreement has been prepared in one original, and Borrower shall retain the original and Lender shall retain a copy thereof.

DATE:	1/18/2024

SUSHI GINZA ONODERA, INC.	GINZA ONODERA GROUP CO., LTD.

/s/ KEIICHI YAMAMOTO	/s/ HIROSHI ONODERA
Executive Vice President /	President /
KEIICHI YAMAMOTO	HIROSHI ONODERA